SAXON ASSET SECURITIES TRUST 1999-1

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES





                                 SERIES 1999-1





                                TRUST AGREEMENT



                         dated as of February 1, 1999



                                     among



                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor



                             SAXON MORTGAGE, INC.,

                              as Master Servicer



                                      and



                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                  as Trustee

                                TABLE OF CONTENTS



Article I Definitions........................................................1


  Section 1.01.  Standard Terms; Section References..........................1


  Section 1.02.  Defined Terms...............................................1


Article II Formation of Trust; Conveyance of Mortgage Loans.................19


  Section 2.01.Conveyance of Mortgage Loans.................................19


Article III Remitting to Certificateholders.................................20


  Section 3.01.  Subaccount Distributions...................................20


  Section 3.02.Certificate Distributions....................................21


  Section 3.03.  Reports to the Depositor:..................................26


  Section 3.04.  Reports by Master Servicer.................................26


Article IV The Certificates.................................................27


  Section 4.01.  The Certificates...........................................27


  Section 4.02.  Denominations..............................................28


Article V Miscellaneous Provisions..........................................28


  Section 5.01.  Request for Opinions.......................................28


  Section 5.02.  Form of Certificates; Schedules and Exhibits;
                 Governing Law..............................................29


  Section 5.03.  REMIC Administration.......................................29


  Section 5.04.  Optional Termination.......................................30


  Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent....31



Schedule I:     The Mortgage Loans:      A.   Group I Mortgage Loans
                                         B.   Group II Mortgage Loans
Schedule II:    Sales Agreement and Servicing Agreement
Schedule III:   Mortgage  Loans for which  first  payment  to the Trust will be after November 1, 1998
Exhibit AF:1:   Form of Class AF-1 Certificate
           2:   Form of Class AF-2 Certificate
           3:   Form of Class AF-3 Certificate
           4:   Form of Class AF-4 Certificate
           5:   Form of Class AF-5 Certificate
           6:   Form of Class AF-6 Certificate
Exhibit MF:1:   Form of Class MF-1 Certificate
           2:   Form of Class MF-2 Certificate
Exhibit BF:1:   Form of Class BF-1 Certificate
           2:   Form of Class BF-2 Certificate
           3:   Form of Class BF-3 Certificate
Exhibit AV 1:   Form of Class AV-1 Certificate
Exhibit MV:1:   Form of Class MV-1 Certificate
           2:   Form of Class MV-2 Certificate
Exhibit BV:1:   Form of Class BV-1 Certificate
           2:   Form of Class BV-2 Certificate
           3:   Form of Class BV-3 Certificate
Exhibit C:      Form of Class C Certificate
Exhibit R:      Form of Class R Certificate

                                TRUST AGREEMENT

      THIS TRUST AGREEMENT dated as of February 1, 1999 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (July 1998 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").


                             PRELIMINARY STATEMENT

      The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $509,056,000 to be known as the Saxon Asset Securities Trust 1999-1, Mortgage Loan Asset Backed Certificates, Series 1999-1 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R Certificates.

      In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

      NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:


                                   Article I
                                  Definitions

      Section 1.01.  Standard Terms; Section References.

      (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

      (c) Upon the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

      (d) Section 2.02(b)(iv) of the Standard Terms is amended to read as follows:

      "(iv) such documents have been reviewed by it, or by a Custodian on its behalf, relate to such Mortgage Loan and are not torn or mutilated; and"

      Section 1.02.  Defined Terms.

      Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

      "Accrual Period": With respect to the Group I Certificates (other than the Class AF-1 Certificates) and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-I Certificates and the Group II Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current
Distribution Date. All calculations of interest on the Group I Certificates (other than the Class AF-1 Certificates) will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-I Certificates and the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

      "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificates except to the extent provided in Section 5.03 of the Standard Terms. In addition, the Class BF-2, Class BF-3, Class BV-2 and Class BV-3 Certificates have been issued in certificated form and may be converted into Book-Entry Certificates at the election of the Depositor.

      "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R Certificates.

      "Certificate Registrar": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

      "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R.

"Certificate Definitions":

                  "Group I Certificates":

   "Class   AF-1    Certificate":    Any    "Class   AF-2   Certificate":    Any    "Class  AF-3   Certificate":   Any
Certificate  designated as a "Class AF-1  Certificate  designated  as  a  "Class  Certificate  designated  as a "Class
Certificate"  on the  face  thereof,  in  AF-2    Certificate"   on   the   face  AF-3   Certificate"   on  the   face
the  form  of   Exhibit   AF-1   hereto,  thereof,  in the form of Exhibit  AF-2  thereof,  in  the  form  of  Exhibit
representing  the right to distributions  hereto,   representing  the  right  to  AF-3 hereto,  representing the right
as set forth herein.                      distributions as set forth herein.      to   distributions   as  set   forth
                                                                                  herein.


  "Class  AF-1   Certificate   Principal    "Class  AF-2  Certificate  Principal    "Class AF-3 Certificate  Principal
Balance":   The  Certificate   Principal  Balance":  The  Certificate  Principal  Balance":  The Certificate Principal
Balance of the Class AF-1 Certificates.   Balance     of    the    Class    AF-2  Balance    of   the    Class    AF-3
                                          Certificates.                           Certificates.


  "Class AF-1  Current  Interest":  With    "Class   AF-2   Current   Interest":    "Class  AF-3  Current   Interest":
respect to any  Distribution  Date,  the  With   respect  to  any   Distribution  With  respect  to  any  Distribution
interest   accrued  on  the  Class  AF-1  Date,  the  interest  accrued  on  the  Date,  the  interest  accrued on the
Certificate       Principal      Balance  Class   AF-2   Certificate   Principal  Class  AF-3  Certificate   Principal
immediately  prior to such  Distribution  Balance   immediately  prior  to  such  Balance  immediately  prior  to such
Date during the related  Accrual  Period  Distribution  Date  during the related  Distribution    Date    during   the
at  the  Class  AF-1  Pass-Through  Rate  Accrual   Period  at  the  Class  AF-2  related  Accrual Period at the Class
plus any amount  previously  distributed  Pass-Through   Rate  plus  any  amount  AF-3   Pass-Through  Rate  plus  any
with  respect to interest for Class AF-1  previously  distributed  with  respect  amount  previously  distributed with that is  recovered  during  the  related  to  interest  for  Class  AF-2 that is  respect to  interest  for Class AF-3
Accrual Period as a voidable  preference  recovered  during the related  Accrual  that   is   recovered   during   the
by a trustee in  bankruptcy  pursuant to  Period as a voidable  preference  by a  related    Accrual   Period   as   a
a final non-appealable order.             trustee in  bankruptcy  pursuant  to a  voidable  preference by a trustee in
                                          final non-appealable order.             bankruptcy   pursuant   to  a  final
                                                                                  non-appealable order.


  "Class  AF-1  Interest  Carry  Forward    "Class AF-2  Interest  Carry Forward    "Class   AF-3    Interest    Carry
Amount":    With    respect    to   each  Amount":    With   respect   to   each  Forward  Amount":  With  respect  to
Distribution  Date,  the  sum of (i) the  Distribution  Date, the sum of (i) the  each  Distribution  Date, the sum of
excess   of  (A)  Class   AF-1   Current  excess  of  (A)  Class  AF-2   Current  (i) the  excess  of (A)  Class  AF-3
Interest    with    respect   to   prior  Interest   with   respect   to   prior  Current  Interest  with  respect  to
Distribution  Dates  over (B) the amount  Distribution   Dates   over   (B)  the  prior  Distribution  Dates  over (B)
actually  distributed to Class AF-1 with  amount  actually  distributed to Class  the amount  actually  distributed to
respect  to   interest   on  such  prior  AF-2 with  respect to interest on such  Class AF-3 with  respect to interest
Distribution  Dates  and  (ii)  interest  prior   Distribution  Dates  and  (ii)  on  such  prior  Distribution  Dates thereon at the Class  AF-1  Pass-Through  interest  thereon  at the  Class  AF-2  and  (ii)  interest  thereon  at the
Rate for the related Accrual Period.      Pass-Through   Rate  for  the  related  Class  AF-3  Pass-Through  Rate  for
                                          Accrual Period.                         the related Accrual Period.

  "Class AF-1  Pass-Through  Rate": With    "Class  AF-2   Pass-Through   Rate":    "Class  AF-3  Pass-Through  Rate":
respect to any  Distribution  Date,  the  With  respect  to  each   Distribution  With  respect  to each  Distribution
lesser  of  (x)  One  Month  LIBOR  plus  Date, 5.980% per annum.                 Date, 6.170% per annum.
0.200%  per  annum  and (y) the  Group I
Available    Funds    Cap    for    such
Distribution Date.


   "Class   AF-4    Certificate":    Any    "Class   AF-5   Certificate":    Any    "Class  AF-6   Certificate":   Any
Certificate  designated as a "Class AF-4  Certificate  designated  as  a  "Class  Certificate  designated  as a "Class
Certificate"  on the  face  thereof,  in  AF-5    Certificate"   on   the   face  AF-6   Certificate"   on  the   face
the  form  of   Exhibit   AF-4   hereto,  thereof,  in the form of Exhibit  AF-5  thereof,  in  the  form  of  Exhibit
representing  the right to distributions  hereto,   representing  the  right  to  AF-6 hereto,  representing the right
as set forth herein.                      distributions as set forth herein.      to   distributions   as  set   forth
                                                                                  herein.


  "Class  AF-4   Certificate   Principal    "Class  AF-5  Certificate  Principal    "Class AF-6 Certificate  Principal
Balance":   The  Certificate   Principal  Balance":  The  Certificate  Principal  Balance":  The Certificate Principal
Balance of the Class AF-4 Certificates.   Balance     of    the    Class    AF-5  Balance    of   the    Class    AF-6
                                          Certificates.                           Certificates.


  "Class AF-4  Current  Interest":  With    "Class   AF-5   Current   Interest":    "Class  AF-6  Current   Interest":
respect to any  Distribution  Date,  the  With   respect  to  any   Distribution  With  respect  to  any  Distribution
interest   accrued  on  the  Class  AF-4  Date,  the  interest  accrued  on  the  Date,  the  interest  accrued on the
Certificate       Principal      Balance  Class   AF-5   Certificate   Principal  Class  AF-6  Certificate   Principal
immediately  prior to such  Distribution  Balance   immediately  prior  to  such  Balance  immediately  prior  to such
Date during the related  Accrual  Period  Distribution  Date  during the related  Distribution    Date    during   the
at  the  Class  AF-4  Pass-Through  Rate  Accrual   Period  at  the  Class  AF-5  related  Accrual Period at the Class
plus any amount  previously  distributed  Pass-Through   Rate  plus  any  amount  AF-6   Pass-Through  Rate  plus  any
with  respect to interest for Class AF-4  previously  distributed  with  respect  amount  previously  distributed with that is  recovered  during  the  related  to  interest  for  Class  AF-5 that is  respect to  interest  for Class AF-6
Accrual Period as a voidable  preference  recovered  during the related  Accrual  that   is   recovered   during   the
by a trustee in  bankruptcy  pursuant to  Period as a voidable  preference  by a  related    Accrual   Period   as   a
a final non-appealable order.             trustee in  bankruptcy  pursuant  to a  voidable  preference by a trustee in
                                          final non-appealable order.             bankruptcy   pursuant   to  a  final
                                                                                  non-appealable order.


  "Class  AF-4  Interest  Carry  Forward    "Class AF-5  Interest  Carry Forward    "Class   AF-6    Interest    Carry
Amount":    With    respect    to   each  Amount":    With   respect   to   each  Forward  Amount":  With  respect  to
Distribution  Date,  the  sum of (i) the  Distribution  Date, the sum of (i) the  each  Distribution  Date, the sum of
excess   of  (A)  Class   AF-4   Current  excess  of  (A)  Class  AF-5   Current  (i) the  excess  of (A)  Class  AF-6
Interest    with    respect   to   prior  Interest   with   respect   to   prior  Current  Interest  with  respect  to
Distribution  Dates  over (B) the amount  Distribution   Dates   over   (B)  the  prior  Distribution  Dates  over (B)
actually  distributed to Class AF-4 with  amount  actually  distributed to Class  the amount  actually  distributed to
respect  to   interest   on  such  prior  AF-5 with  respect to interest on such  Class AF-6 with  respect to interest
Distribution  Dates  and  (ii)  interest  prior   Distribution  Dates  and  (ii)  on  such  prior  Distribution  Dates thereon at the Class  AF-4  Pass-Through  interest  thereon  at the  Class  AF-5  and  (ii)  interest  thereon  at the
Rate for the related Accrual Period.      Pass-Through   Rate  for  the  related  Class  AF-6  Pass-Through  Rate  for
                                          Accrual Period.                         the related Accrual Period.


  "Class AF-4  Pass-Through  Rate": With    "Class  AF-5   Pass-Through   Rate":    "Class  AF-6  Pass-Through  Rate":
respect  to  each   Distribution   Date,  With  respect  to  each   Distribution  With  respect  to each  Distribution
6.350% per annum.                         Date,  the  lesser of (i)  6.775%  per  Date, 6.350% per annum.
                                          annum plus, after the Initial Optional
                                          Termination  Date,  0.50% and (ii) the
                                          Group I Net Rate for such
                                          date.


  "Class AF-6 Principal Distribution Amount": With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date, (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and (iii) the applicable percentage for such Distribution Date set forth below:
                                Distribution Date                  Percentage

                           March 1999 - February 2002                  0%
                           March 2002 - February 2004                  45%
                           March 2004 - February 2005                  80%
                           March 2005 - February 2006                 100%
                           March 2006 and thereafter                  300%

  "Class  MF-1  Applied   Realized  Loss    "Class MF-2  Applied  Realized  Loss    "Class BF-1 Applied  Realized Loss
Amount":  As to any  Distribution  Date,  Amount":   As  to   any   Distribution  Amount":   As  to  any  Distribution
the  sum of  the  Realized  Losses  with  Date,  the sum of the Realized  Losses  Date,   the  sum  of  the   Realized
respect  to  Group  I  which  have  been  with  respect  to  Group I which  have  Losses  with   respect  to  Group  I
applied in reduction of the  Certificate  been   applied  in  reduction  of  the  which    have   been    applied   in
Principal  Balance  of  the  Class  MF-1  Certificate  Principal  Balance of the  reduction    of   the    Certificate
Certificates    pursuant    to   Section  Class MF-2  Certificates  pursuant  to  Principal  Balance of the Class BF-1
3.02(h) hereof.                           Section 3.02(h) hereof.                 Certificates   pursuant  to  Section
                                                                                  3.02(h) hereof.

   "Class   MF-1    Certificate":    Any    "Class   MF-2   Certificate":    Any    "Class  BF-1   Certificate":   Any
Certificate  designated as a "Class MF-1  Certificate  designated  as  a  "Class  Certificate  designated  as a "Class
Certificate"  on the  face  thereof,  in  MF-2    Certificate"   on   the   face  BF-1   Certificate"   on  the   face
the  form  of   Exhibit   MF-1   hereto,  thereof,  in the form of Exhibit  MF-2  thereof,  in  the  form  of  Exhibit
representing  the right to distributions  hereto,   representing  the  right  to  BF-1 hereto,  representing the right
as set forth herein.                      distributions as set forth herein.      to   distributions   as  set   forth
                                                                                  herein.


  "Class  MF-1   Certificate   Principal    "Class  MF-2  Certificate  Principal    "Class BF-1 Certificate  Principal
Balance":   The  Certificate   Principal  Balance":  The  Certificate  Principal  Balance":  The Certificate Principal
Balance of the Class  MF-1  Certificates  Balance     of    the    Class    MF-2  Balance    of   the    Class    BF-1
less  any  Class  MF-1  Unpaid  Realized  Certificates   less  any  Class   MF-2  Certificates  less  any  Class  BF-1
Loss Amount.                              Unpaid Realized Loss Amount.            Unpaid Realized Loss Amount.


  "Class MF-1  Current  Interest":  With    "Class   MF-2   Current   Interest":    "Class  BF-1  Current   Interest":
respect to any  Distribution  Date,  the  With   respect  to  any   Distribution  With  respect  to  any  Distribution
interest   accrued  on  the  Class  MF-1  Date,  the  interest  accrued  on  the  Date,  the  interest  accrued on the
Certificate       Principal      Balance  Class   MF-2   Certificate   Principal  Class  BF-1  Certificate   Principal
immediately  prior to such  Distribution  Balance   immediately  prior  to  such  Balance  immediately  prior  to such
Date during the related  Accrual  Period  Distribution  Date  during the related  Distribution    Date    during   the
at  the  Class  MF-1  Pass-Through  Rate  Accrual   Period  at  the  Class  MF-2  related  Accrual Period at the Class
plus any amount  previously  distributed  Pass-Through   Rate  plus  any  amount  BF-1   Pass-Through  Rate  plus  any
with  respect to interest for Class MF-1  previously  distributed  with  respect  amount  previously  distributed with that is  recovered  during  the  related  to  interest  for  Class  MF-2 that is  respect to  interest  for Class BF-1
Accrual Period as a voidable  preference  recovered  during the related  Accrual  that   is   recovered   during   the
by a trustee in  bankruptcy  pursuant to  Period as a voidable  preference  by a  related    Accrual   Period   as   a
a final non-appealable order.             trustee in  bankruptcy  pursuant  to a  voidable  preference by a trustee in
                                          final non-appealable order.             bankruptcy   pursuant   to  a  final
                                                                                  non-appealable order.


  "Class  MF-1  Interest  Carry  Forward    "Class MF-2  Interest  Carry Forward    "Class   BF-1    Interest    Carry
Amount":    With    respect    to   each  Amount":    With   respect   to   each  Forward  Amount":  With  respect  to
Distribution  Date,  the  sum of (i) the  Distribution  Date, the sum of (i) the  each  Distribution  Date, the sum of
excess   of  (A)  Class   MF-1   Current  excess  of  (A)  Class  MF-2   Current  (i) the  excess  of (A)  Class  BF-1
Interest    with    respect   to   prior  Interest   with   respect   to   prior  Current  Interest  with  respect  to
Distribution  Dates  over (B) the amount  Distribution   Dates   over   (B)  the  prior  Distribution  Dates  over (B)
actually  distributed to Class MF-1 with  amount  actually  distributed to Class  the amount  actually  distributed to
respect  to   interest   on  such  prior  MF-2 with  respect to interest on such  Class BF-1 with  respect to interest
Distribution  Dates  and  (ii)  interest  prior   Distribution  Dates  and  (ii)  on  such  prior  Distribution  Dates thereon at the Class  MF-1  Pass-Through  interest  thereon  at the  Class  MF-2  and  (ii)  interest  thereon  at the
Rate for the related Accrual Period.      Pass-Through   Rate  for  the  related  Class  BF-1  Pass-Through  Rate  for
                                          Accrual Period.                         the related Accrual Period.


  "Class MF-1  Pass-Through  Rate": With    "Class  MF-2   Pass-Through   Rate":    "Class  BF-1  Pass-Through  Rate":
respect to each  Distribution  Date, the  With  respect  to  each   Distribution  With  respect  to each  Distribution
lesser of (i)  6.645% per annum and (ii)  Date,  the  lesser of (i)  7.190%  per  Date,  the  lesser of (i) 8.475% per
the Group I Net Rate on such date.        annum  and (ii)  the  Group I Net Rate  annum  and (ii) the Group I Net Rate
                                          on such date.                           on such date.


  "Class  MF-1  Unpaid   Realized   Loss    "Class  MF-2 Unpaid  Realized  Loss    "Class  BF-1 Unpaid  Realized  Loss
Amount":  As to any  Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the   excess  of  (i)  the  Class   MF-1  Date,  the  excess  of (i) the  Class  Date,  the  excess  of (i) the  Class
Applied  Realized  Loss Amount over (ii)  MF-2  Applied  Realized  Loss  Amount  BF-1  Applied  Realized  Loss  Amount
the sum of all  increases  in the  Class  over  (ii)  the sum of all  increases  over  (ii)  the sum of all  increases
MF-1  Certificate  Principal  Balance on  in   the   Class   MF-2   Certificate  in   the   Class   BF-1   Certificate
all    previous    Distribution    Dates  Principal  Balance  on  all  previous  Principal  Balance  on  all  previous
pursuant to Section 3.02(j) hereof.       Distribution    Dates   pursuant   to  Distribution    Dates   pursuant   to
                                          Section 3.02(j) hereof..               Section 3.02(j) hereof.


  "Class  BF-2  Applied   Realized  Loss    "Class BF-3  Applied  Realized  Loss   "Class BF-1 Applied  Realized  Loss
Amount":  As to any  Distribution  Date,  Amount":   As  to   any   Distribution Amount":   As  to  any   Distribution
the  sum of  the  Realized  Losses  with  Date,  the sum of the Realized  Losses Date, the sum of the Realized  Losses
respect  to  Group  I  which  have  been  with  respect  to  Group I which  have with  respect  to Group I which  have
applied in reduction of the  Certificate  been   applied  in  reduction  of  the been  applied  in  reduction  of  the
Principal  Balance  of  the  Class  BF-2  Certificate  Principal  Balance of the Certificate  Principal Balance of the
Certificates    pursuant    to   Section  Class BF-3  Certificates  pursuant  to Class BF-1  Certificates  pursuant to
3.02(h) hereof.                           Section 3.02(h) hereof.                Section 3.02(h) hereof.

  "Class BF-2 Certificate": Any "Class BF-3 Certificate": Any Certificate designated as a "Class BF-2 Certificate designated as a "Class Certificate" on the face thereof, in BF-3 Certificate" on the face
the  form  of   Exhibit   BF-2   hereto,  thereof,  in the form of Exhibit  BF-3
representing  the right to distributions  hereto,   representing  the  right  to
as set forth herein.                      distributions as set forth herein.


  "Class  BF-2   Certificate   Principal    "Class  BF-3  Certificate  Principal
Balance": The Certificate Principal Balance": The Certificate Principal Balance of the Class BF-2 Certificates Balance of the Class BF-3
less  any  Class  BF-2  Unpaid  Realized  Certificates   less  any  Class   BF-3
Loss Amount.                              Unpaid Realized Loss Amount.


  "Class BF-2 Current Interest": With "Class BF-3 Current Interest": respect to any Distribution Date, the With respect to any Distribution
interest   accrued  on  the  Class  BF-2  Date,  the  interest  accrued  on  the
Certificate       Principal      Balance  Class   BF-3   Certificate   Principal
immediately prior to such Distribution Balance immediately prior to such Date during the related Accrual Period Distribution Date during the related at the Class BF-2 Pass-Through Rate Accrual Period at the Class BF-3
plus any amount previously distributed Pass-Through Rate plus any amount with respect to interest for Class BF-2 previously distributed with respect that is recovered during the related to interest for Class BF-3 that is Accrual Period as a voidable preference recovered during the related Accrual by a trustee in bankruptcy pursuant to Period as a voidable preference by a
a final non-appealable order.             trustee in  bankruptcy  pursuant  to a
                                          final non-appealable order.


  "Class BF-2 Interest Carry Forward "Class BF-3 Interest Carry Forward Amount": With respect to each Amount": With respect to each Distribution Date, the sum of (i) the Distribution Date, the sum of (i) the
excess of (A) Class BF-2 Current excess of (A) Class BF-3 Current Interest with respect to prior Interest with respect to prior Distribution Dates over (B) the amount Distribution Dates over (B) the actually distributed to Class BF-2 with amount actually distributed to Class respect to interest on such prior BF-3 with respect to interest on such
Distribution  Dates  and  (ii)  interest  prior   Distribution  Dates  and  (ii)
thereon at the Class BF-2 Pass-Through interest thereon at the Class BF-3 Rate for the related Accrual Period. Pass-Through Rate for the related
                                          Accrual Period.


  "Class BF-2 Pass-Through Rate": With "Class BF-3 Pass-Through Rate": respect to each Distribution Date, the With respect to each Distribution
Group I Net Rate on such date.            Date,  the  Group  I Net  Rate on such
                                          date.


  "Class BF-2 Unpaid Realized Loss "Class BF-3 Unpaid Realized Loss Amount": As to any Distribution Date, Amount": As to any Distribution
the excess of (i) the Class BF-2 Date, the excess of (i) the Class Applied Realized Loss Amount over (ii) BF-3 Applied Realized Loss Amount the sum of all  increases  in the  Class  over (ii) the sum of all  increases in
BF-2 Certified Principal Balance on all the Class BF-3 Certified Principal previous Distribution Dates pursuant to Balance on all previous Distribution
Section 3.02(j) hereof.                   Dates  pursuant  to  Section   3.02(j)
                                          hereof.


         "Group II Certificates":

                                                               "Class MV-1 Applied Realized Loss Amount": As to
                                                             any Distribution Date, the sum of the Realized Losses
                                                             with respect to Group II which have been applied in
                                                             reduction of the Certificate Principal Balance
                                                             of the  Class MV-1 Certificates pursuant to Section
                                                             3.02(i) hereof.

  "Class AV-1 Certificate":  Any Certificate  designated as    "Class MV-1 Certificate":  Any Certificate  designated
a "Class  AV-1  Certificate"  on the face  thereof,  in the  as a "Class MV-1  Certificate"  on the face thereof,  in form of  Exhibit  AV-1  hereto  representing  the  right to  the form of Exhibit MV-1 hereto  representing  the right
distributions as set forth herein.                           to distributions as set forth herein.


  "Class   AV-1   Certificate   Principal   Balance":   The    "Class  MV-1  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of   the   Class   AV-1  Certificate   Principal   Balance   of  the  Class  MV-1
Certificates.                                                Certificates  less any Class MV-1 Unpaid  Realized  Loss
                                                             Amount.

  "Class   AV-1   Certificates   Carryover":   If  on   any    "Class  MV-1  Certificates   Carryover":   If  on  any
Distribution  Date  the  Class  AV-1  Pass-Through  Rate is  Distribution  Date the Class MV-1  Pass-Through  Rate is
based upon the Group II Available  Funds Cap, the excess of  based upon the Group II Available  Funds Cap, the excess
(i) the  amount of  interest  the Class  AV-1  Certificates  of  (i)  the   amount  of   interest   the  Class   MV-1
would be entitled to receive on such  Distribution Date had  Certificates  would  be  entitled  to  receive  on  such the Class AV-1  Pass-Through Rate not been calculated based  Distribution  Date had the Class MV-1  Pass-Through Rate
on the Group II Available  Funds Cap (but not more than the  not  been  calculated  based on the  Group II  Available weighted average of the Maximum Lifetime  Mortgage Interest  Funds Cap (but not more  than the  weighted  average  of
Rates on the  Mortgage  Loans in Group II less the Group II  the  Maximum  Lifetime  Mortgage  Interest  Rates on the
Servicing  Fee Rate and the Group II Master  Servicing  Fee  Mortgage  Loans in Group II less the Group II  Servicing
Rate) over (ii) the amount of  interest  such  Certificates  Fee Rate and the  Group II  Master  Servicing  Fee Rate)
received  on such  Distribution  Date based on the Group II  over  (ii) the  amount  of  interest  such  Certificates
Available  Funds Cap,  together with the unpaid  portion of  received  on such  Distribution  Date based on the Group
any  such  excess  from  prior   Distribution   Dates  (and  II  Available  Funds  Cap,   together  with  the  unpaid
interest   accrued   thereon   at   the   then   applicable  portion  of any  such  excess  from  prior  Distribution
Pass-Through  Rate,  without  giving effect to the Group II  Dates  (and  interest   accrued   thereon  at  the  then
Available Funds Cap).                                        applicable  Pass-Through  Rate, without giving effect to
                                                             the Group II Available Funds Cap).


  "Class  AV-1  Current  Interest":  With  respect  to  any    "Class MV-1  Current  Interest":  With  respect to any
Distribution  Date, the interest  accrued on the Class AV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately  prior to such  MV-1 Certificate  Principal Balance immediately prior to
Distribution  Date during the related Accrual Period at the  such   Distribution  Date  during  the  related  Accrual
Class AV-1 Pass  Through  Rate plus any  amount  previously  Period at the  Class  MV-1  Pass  Through  Rate plus any distributed  with  respect to interest  for Class AV-1 that  amount  previously  distributed with respect to interest is  recovered  during  the  related  Accrual  Period  as  a  for Class  MV-1 that is  recovered  during  the  related voidable  preference by a trustee in bankruptcy pursuant to  Accrual Period as a voidable  preference by a trustee in a final,  nonappealable  order;  provided,  however,  Class  bankruptcy  pursuant  to a final,  nonappealable  order;
AV-1  Current  Interest  shall not  include  any Class AV-1  provided,  however,  Class MV-1 Current  Interest  shall
Certificates Carryover.                                      not include any Class MV-1 Certificates Carryover.


  "Class AV-1 Interest Carry Forward Amount":  With respect    "Class  MV-1  Interest  Carry  Forward  Amount":  With
to any Distribution  Date, the sum of (i) the excess of (A)  respect  to any  Distribution  Date,  the sum of (i) the
Class  AV-1   Current   Interest   with  respect  to  prior  excess of (A) Class MV-1 Current  Interest  with respect
Distribution  Dates (excluding any Class AV-1  Certificates  to prior  Distribution  Dates  (excluding any Class MV-1
Carryover)  over (B) the  amount  actually  distributed  to  Certificates  Carryover)  over (B) the  amount  actually
Class AV-1 with respect to interest  (other than in respect  distributed  to Class  MV-1  with  respect  to  interest
of  Class  AV-1   Certificate   Carryover)  on  such  prior  (other  than  in  respect  of  Class  MV-1   Certificate
Distribution  Dates and (ii) interest on such excess at the  Carryover)  on such  prior  Distribution  Dates and (ii)
Class  AV-1  Pass-Through  Rate  for  the  related  Accrual  interest on such  excess at the Class MV-1  Pass-Through
Period.                                                      Rate for the related Accrual Period.


  "Class  AV-1  Pass-Through  Rate":  With  respect  to any    "Class MV-1  Pass-Through  Rate":  With respect to any
Distribution  Date, the lesser of (x) One Month LIBOR plus,  Distribution  Date,  the  lesser of (x) One Month  LIBOR in the case of any  Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  0.300% per  annum,  or in the  Initial Optional  Termination Date, 0.620% per annum, or case of any  Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial  Optional  Termination  Date, plus 0.600% per annum  after  the  Initial  Optional   Termination  Date,  plus
and  (y)  the  Group  II  Available   Funds  Cap  for  such  0.930%  per annum and (y) the Group II  Available  Funds
Distribution Date.                                           Cap for such Distribution Date.


                                                                 "Class MV-1 Unpaid Realized Loss Amount": As to
                                                             any Distribution Date, the excess of (i) the Class  MV-1
                                                             Applied Realized Loss Amount over (ii) the sum of all
                                                             increases in the Class MV-1 Certificate Principal Balance
                                                             on all previous Distribution  Dates pursuant to Section
                                                             3.02(k) hereof.

  "Class MV-2  Applied  Realized  Loss  Amount":  As to any      "Class BV-1  Applied Realized  Loss  Amount:  As to any
Distribution  Date,  the sum of the Realized Losses with     Distribution  Date, the sum of the Realized  Losses with
respect to Group II which  have been  applied in  reduction  respect to Group II which have been applied in
of the Certificate Principal Balance of the Class MV-2       reduction of the Certificate  Principal  Balance of the
Certificates  pursuant to Section 3.02(i) hereof.            Class BV-1 Certificates pursuant to Section 3.02(i)
                                                             hereof.


  "Class MV-2 Certificate":  Any Certificate  designated as    "Class BV-1 Certificate":  Any Certificate  designated
a "Class  MV-2  Certificate"  on the face  thereof,  in the  as a "Class BV-1  Certificate"  on the face thereof,  in form of  Exhibit  MV-2  hereto  representing  the  right to  the form of Exhibit BV-1 hereto  representing  the right
distributions as set forth herein.                           to distributions as set forth herein.


  "Class   MV-2   Certificate   Principal   Balance":   The    "Class  BV-1  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of   the   Class   MV-2  Certificate   Principal   Balance   of  the  Class  BV-1
Certificates  less any  Class  MV-2  Unpaid  Realized  Loss  Certificates  less any Class BV-1 Unpaid  Realized  Loss
Amount.                                                      Amount.

  "Class   MV-2   Certificates   Carryover":   If  on   any    "Class  BV-1  Certificates   Carryover":   If  on  any
Distribution  Date  the  Class  MV-2  Pass-Through  Rate is  Distribution  Date the Class BV-1  Pass-Through  Rate is
based upon the Group II Available  Funds Cap, the excess of  based upon the Group II Available  Funds Cap, the excess
(I) the  amount of  interest  the Class  MV-2  Certificates  of  (i)  the   amount  of   interest   the  Class   BV-1
would be entitled to receive on such  Distribution Date had  Certificates  would  be  entitled  to  receive  on  such the Class MV-2  Pass-Through Rate not been calculated based  Distribution  Date had the Class BV-1  Pass-Through Rate
on the Group II Available  Funds Cap (but not more than the  not  been  calculated  based on the  Group II  Available weighted average of the Maximum Lifetime  Mortgage Interest  Funds Cap (but not more  than the  weighted  average  of
Rates on the  Mortgage  Loans in Group II less the Group II  the  Maximum  Lifetime  Mortgage  Interest  Rates on the
Servicing  Fee Rate and the Group II Master  Servicing  Fee  Mortgage  Loans in Group II less the Group II  Servicing
Rate) over (ii) the amount of  interest  such  Certificates  Fee Rate and the  Group II  Master  Servicing  Fee Rate)
received  on such  Distribution  Date based on the Group II  over  (ii) the  amount  of  interest  such  Certificates
Available  Funds Cap,  together with the unpaid  portion of  received  on such  Distribution  Date based on the Group
any  such  excess  from  prior   Distribution   Dates  (and  II  Available  Funds  Cap,   together  with  the  unpaid
interest   accrued   thereon   at   the   then   applicable  portion  of any  such  excess  from  prior  Distribution
Pass-Through  Rate,  without  giving effect to the Group II  Dates  (and  interest   accrued   thereon  at  the  then
Available Funds Cap).                                        applicable  Pass-Through  Rate, without giving effect to
                                                             the Group II Available Funds Cap).


  "Class  MV-2  Current  Interest":  With  respect  to  any    "Class BV-1  Current  Interest":  With  respect to any
Distribution  Date, the interest  accrued on the Class MV-2  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately  prior to such  BV-1 Certificate  Principal Balance immediately prior to
Distribution  Date during the related Accrual Period at the  such   Distribution  Date  during  the  related  Accrual
Class MV-2 Pass  Through  Rate plus any  amount  previously  Period at the  Class  BV-1  Pass  Through  Rate plus any distributed  with  respect to interest  for Class MV-2 that  amount  previously  distributed with respect to interest is  recovered  during  the  related  Accrual  Period  as  a  for Class  BV-1 that is  recovered  during  the  related voidable  preference by a trustee in bankruptcy pursuant to  Accrual Period as a voidable  preference by a trustee in a final,  nonappealable  order;  provided,  however,  Class  bankruptcy  pursuant  to a final,  nonappealable  order;
MV-2  Current  Interest  shall not  include  any Class MV-2  provided,  however,  Class BV-1 Current  Interest  shall
Certificates Carryover.                                      not include any Class BV-1 Certificates Carryover.


  "Class MV-2 Interest Carry Forward Amount":  With respect    "Class  BV-1  Interest  Carry  Forward  Amount":  With
to each  Distribution  Date,  the sum of (i) the  excess of  respect to each  Distribution  Date,  the sum of (i) the
(A) Class  MV-2  Current  Interest  with  respect  to prior  excess of (A) Class BV-1 Current  Interest  with respect
Distribution  Dates (excluding any Class MV-2  Certificates  to prior  Distribution  Dates  (excluding any Class BV-1
Carryover)  over (B) the  amount  actually  distributed  to  Certificates  Carryover)  over (B) the  amount  actually
Class MV-2 with respect to interest  (other than in respect  distributed  to Class  BV-1  with  respect  to  interest
of  Class  MV-2   Certificate   Carryover)  on  such  prior  (other  than  in  respect  of  Class  BV-1   Certificate
Distribution  Dates and (ii) interest on such excess at the  Carryover)  on such  prior  Distribution  Dates and (ii)
Class  MV-2  Pass-Through  Rate  for  the  related  Accrual  interest on such  excess at the Class BV-1  Pass-Through
Period.                                                      Rate for the related Accrual Period.


  "Class  MV-2  Pass-Through  Rate":  With  respect  to any    "Class BV-1  Pass-Through  Rate":  With respect to any
Distribution  Date, the lesser of (x) One Month LIBOR plus,  Distribution  Date,  the  lesser of (x) One Month  LIBOR in the case of any  Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  1.120% per  annum,  or in the  Initial Optional  Termination Date, 2.750% per annum, or case of any  Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial  Optional  Termination  Date, plus 1.680% per annum  after  the  Initial  Optional   Termination  Date,  plus
and  (y)  the  Group  II  Available   Funds  Cap  for  such  4.125%  per annum and (y) the Group II  Available  Funds
Distribution Date.                                           Cap for such Distribution Date.


    "Class  MV-2  Unpaid  Realized  Loss  Amount": As to any    "Class BV-1 Unpaid Realized Loss Amount": As to
Distribution Date, the excess of (i) the Class MV-2          any Distribution  Date, the excess of (i) the Class BV-1
Applied  Realized Loss Amount over (ii) the sum of all       Applied  Realized  Loss Amount over (ii) the sum of all
increases in the Class MV-2 Certificate  Principal  Balance  increases in the Class BV-1 Certificate Principal
on all previous Distribution Dates pursuant to Section       Balance  on all  previous  Distribution  Dates  pursuant  to
3.02(k) hereof.                                              Section 3.02(k) hereof.

  "Class BV-2  Applied  Realized  Loss  Amount:  As to any      "Class  BV-3  Applied Realized  Loss  Amount:  As to any
Distribution  Date,  the sum of the Realized Losses with     Distribution  Date, the sum of the Realized  Losses with
respect to Group II which  have been  applied in  reduction  respect to Group II which have been applied in
of the Certificate Principal Balance of the Class BV-2       reduction of the Certificate  Principal  Balance of the
Certificates  pursuant to Section 3.02(i) hereof.            Class BV-3 Certificates pursuant to Section 3.02(i)
                                                             hereof.


  "Class BV-2 Certificate":  Any Certificate  designated as    "Class BV-3 Certificate":  Any Certificate  designated
a "Class  BV-2  Certificate"  on the face  thereof,  in the  as a "Class BV-3  Certificate"  on the face thereof,  in form of  Exhibit  BV-2  hereto  representing  the  right to  the form of Exhibit BV-3 hereto  representing  the right
distributions as set forth herein.                           to distributions as set forth herein.


  "Class   BV-2   Certificate   Principal   Balance":   The    "Class  BV-3  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of   the   Class   BV-2  Certificate   Principal   Balance   of  the  Class  BV-3
Certificates  less any  Class  BV-2  Unpaid  Realized  Loss  Certificates  less any Class BV-3 Unpaid  Realized  Loss
Amount.                                                      Amount.


  "Class   BV-2   Certificates   Carryover":   If  on   any    "Class  BV-3  Certificates   Carryover":   If  on  any
Distribution  Date  the  Class  BV-2  Pass-Through  Rate is  Distribution  Date the Class BV-3  Pass-Through  Rate is
based upon the Group II Available  Funds Cap, the excess of  based upon the Group II Available  Funds Cap, the excess
(I) the  amount of  interest  the Class  BV-2  Certificates  of  (i)  the   amount  of   interest   the  Class   BV-3
would be entitled to receive on such  Distribution Date had  Certificates  would  be  entitled  to  receive  on  such the Class BV-2  Pass-Through Rate not been calculated based  Distribution  Date had the Class BV-3  Pass-Through Rate
on the Group II Available  Funds Cap (but not more than the  not  been  calculated  based on the  Group II  Available weighted average of the Maximum Lifetime  Mortgage Interest  Funds Cap (but not more  than the  weighted  average  of
Rates on the  Mortgage  Loans in Group II less the Group II  the  Maximum  Lifetime  Mortgage  Interest  Rates on the
Servicing  Fee Rate and the Group II Master  Servicing  Fee  Mortgage  Loans in Group II less the Group II  Servicing
Rate) over (ii) the amount of  interest  such  Certificates  Fee Rate and the  Group II  Master  Servicing  Fee Rate)
received  on such  Distribution  Date based on the Group II  over  (ii) the  amount  of  interest  such  Certificates
Available  Funds Cap,  together with the unpaid  portion of  received  on such  Distribution  Date based on the Group
any  such  excess  from  prior   Distribution   Dates  (and  II  Available  Funds  Cap,   together  with  the  unpaid
interest   accrued   thereon   at   the   then   applicable  portion  of any  such  excess  from  prior  Distribution
Pass-Through  Rate,  without  giving effect to the Group II  Dates  (and  interest   accrued   thereon  at  the  then
Available Funds Cap).                                        applicable  Pass-Through  Rate, without giving effect to
                                                             the Group II Available Funds Cap).


  "Class  BV-2  Current  Interest":  With  respect  to  any    "Class BV-3  Current  Interest":  With  respect to any
Distribution  Date, the interest  accrued on the Class BV-2  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately  prior to such  BV-3 Certificate  Principal Balance immediately prior to
Distribution  Date during the related Accrual Period at the  such   Distribution  Date  during  the  related  Accrual
Class BV-2 Pass  Through  Rate plus any  amount  previously  Period at the  Class  BV-3  Pass  Through  Rate plus any distributed  with  respect to interest  for Class BV-2 that  amount  previously  distributed with respect to interest is  recovered  during  the  related  Accrual  Period  as  a  for Class  BV-3 that is  recovered  during  the  related voidable  preference by a trustee in bankruptcy pursuant to  Accrual Period as a voidable  preference by a trustee in a final,  nonappealable  order;  provided,  however,  Class  bankruptcy  pursuant  to a final,  nonappealable  order;
BV-2  Current  Interest  shall not  include  any Class BV-2  provided,  however,  Class BV-3 Current  Interest  shall
Certificates Carryover.                                      not include any Class BV-3 Certificates Carryover.


  "Class BV-2 Interest Carry Forward Amount":  With respect    "Class  BV-3  Interest  Carry  Forward  Amount":  With
to each  Distribution  Date,  the sum of (i) the  excess of  respect to each  Distribution  Date,  the sum of (i) the
(A) Class  BV-2  Current  Interest  with  respect  to prior  excess of (A) Class BV-3 Current  Interest  with respect
Distribution  Dates (excluding any Class BV-2  Certificates  to prior  Distribution  Dates  (excluding any Class BV-3
Carryover)  over (B) the  amount  actually  distributed  to  Certificates  Carryover)  over (B) the  amount  actually
Class BV-2 with respect to interest  (other than in respect  distributed  to Class  BV-3  with  respect  to  interest
of  Class  BV-2   Certificate   Carryover)  on  such  prior  (other  than  in  respect  of  Class  BV-3   Certificate
Distribution  Dates and (ii) interest on such excess at the  Carryover)  on such  prior  Distribution  Dates and (ii)
Class  BV-2  Pass-Through  Rate  for  the  related  Accrual  interest on such  excess at the Class BV-3  Pass-Through
Period.                                                      Rate for the related Accrual Period.


  "Class BV-2  Pass-Through  Rate": With respect to any         "Class BV-3 Pass-Through Rate": With respect to any
Distribution  Date, the lesser of (x) One Month LIBOR plus   Distribution  Date,  the lesser of (x) One Month LIBOR
3.95% per annum and (y) the Group II  Available  Funds Cap   plus 3.95% per annum and (y) the Group II Available
for such Distribution Date.                                  Funds Cap for such Distribution Date.



    "Class  BV-2  Unpaid  Realized Loss Amount": As to any      "Class BV-3 Unpaid Realized Loss Amount": As to
Distribution Date, the excess of (i) the Class BV-2          any  Distribution  Date, the excess of (i) the Class BV-3
Applied  Realized Loss Amount over (ii) the sum of all       Applied  Realized  Loss Amount over (ii) the sum of all
increases in the Class BV-2 Certificate  Principal  Balance  increases in the Class BV-3 Certificate Principal
on all previous Distribution Dates pursuant to Section       Balance  on all  previous  Distribution  Dates  pursuant  to
3.02(k) hereof.                                              Section 3.02(k) hereof.

        "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

        "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

(a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

(b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

(c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

(d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

(e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

(f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

(g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

(h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

(i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

(j) the product of the BF-2 Balance and the excess of the Group I Net Rate over the Class BF-2 Pass-Through Rate;

(k) the product of the BF-3 Balance and the excess of the Group I Net Rate over the Class BF-3 Pass-Through Rate;

(l) the product of the AV-1 Balance and the excess of the Group II Net Rate over the Class AV-1 Pass-Through Rate;

(m) the product of the MV-1 Balance and the excess of the Group II Net Rate over the Class MV-1 Pass-Through Rate;

(n) the product of the MV-2 Balance and the excess of the Group II Net Rate over the Class MV-2 Pass-Through Rate;

(o) the product of the BV-1 Balance and the excess of the Group II Net Rate over the Class BV-1 Pass-Through Rate;

(p) the product of the BV-2 Balance and the excess of the Group II Net Rate over the Class BV-2 Pass-Through Rate;

(q) the product of the BV-3 Balance and the excess of the Group II Net Rate over the Class BV-3 Pass-Through Rate; and

(r) any excess of the amount specified pursuant to clauses (a) through (q) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

        "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

        "Closing Date":  February 25, 1999.

        "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Custodian": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

        "Cut-Off Date":  As of the close of business on February 1, 1999.

        "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

        "Designated Class": There is no designated Class for purposes of Section
9.02 of the Standard Terms.

        "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

        "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

        "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing March 25, 1999.

        "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).


Group Definitions:

    "Group I": The pool of  Mortgage  Loans  identified  in      "Group II":  The pool of Mortgage  Loans  identified
the  related  Schedules  of  Mortgage  Loans as having been  in the related  Schedules  of  Mortgage  Loans as having assigned  to  Group  I,  including  any  Group I  Qualified  been  assigned  to  Group  II,  including  any  Group II
Substitute Mortgage Loans delivered in replacement thereof.  Qualified   Substitute   Mortgage  Loans   delivered  in
                                                             replacement thereof.


        "Group  I   Available   Funds   Cap":   As  of  any          "Group  II  Available  Funds  Cap":  As  of  any
Distribution  Date,  the weighted  average of the Net Rates  Distribution  Date,  the  weighted  average  of the  Net on the Mortgage  Loans in Group I (weighted on the basis of  Rates on the  Mortgage  Loans in Group II  (weighted  on the principal  balances  thereof as of the first day of the  the basis of the  principal  balances  thereof as of the
month preceding the month of such Distribution Date).        first  day of the  month  preceding  the  month  of such
                                                             Distribution Date).


    "Group I Certificate":  Any of the Class AF-1, Class         "Group II Certificate":  Any of the Class AV-1,
AF-2,  Class AF-3,  Class AF-4,  Class AF-5, Class AF-6,     Class MV-1, Class MV-2, Class BV-1, Class BV-2 and
Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class     Class BV-3 Certificates.
BF-3 Certificates.


    "Group I  Certificate  Principal  Balance":  The sum of      "Group II Certificate  Principal  Balance":  The sum
the Class AF-1,  Class AF-2,  Class AF-3, Class AF-4, Class  of the Class AV-1,  Class MV-1,  Class MV-2, Class BV-1,
AF-5,  Class  AF-6,  Class MF-1,  Class  MF-2,  Class BF-1,  Class   BV-2  and  Class  BV-3   Certificate   Principal
Class BF-2 and Class BF-3 Certificate Principal Balances.    Balances.


    "Group I Class A Certificate  Principal  Balance":  The      "Group II Class A  Certificate  Principal  Balance":
sum of the Class AF-1,  Class AF-2, Class AF-3, Class AF-4,  The Class AV-1 Certificate Principal Balance.
Class AF-5 and Class AF-6 Certificate Principal Balances.


    "Group I Class A Principal  Distribution  Amount": With      "Group II Class A  Principal  Distribution  Amount":
respect  to  any  Distribution  Date  before  the  Group  I  With respect to any  Distribution  Date before the Group
Stepdown  Date or as to which a Group I  Trigger  Event has  II  Stepdown  Date or as to  which a  Group  II  Trigger occurred,  100%  of  the  Group  I  Principal  Distribution  Event  has  occurred,  100% of the  Group  II  Principal
Amount for such  Distribution  Date and with respect to any  Distribution  Amount for such Distribution Date and with
Distribution  Date on or after the Stepdown  Date and as to  respect  to  any  Distribution  Date  on  or  after  the which a Group I Trigger Event has not occurred,  the excess  Stepdown  Date and as to which a Group II Trigger  Event of (i) the Group I Class A  Certificate  Principal  Balance  has not  occurred,  the excess of (i) the Group II Class immediately  prior to such  Distribution Date over (ii) the  A Certificate  Principal  Balance  immediately  prior to lesser of (A) 71.00% of the Schedule  Principal Balances of  such  Distribution  Date  over  (ii) the  lesser  of (A)
Group I on the  preceding  Due Date and (B) the  excess  of  59.50% of the  Schedule  Principal  Balances of Group II
(I) the  Scheduled  Principal  Balances  of  Group I on the  on the  preceding Due Date and (B) the excess of (I) the
preceding Due Date over (II) $1,289,100.                     Scheduled   Principal   Balances  of  Group  II  on  the
                                                             preceding Due Date over (II) $1,256,187.


    "Group I Class  MF-1  Principal  Distribution  Amount":      "Group   II  Class   MV-1   Principal   Distribution
With  respect  to any  Distribution  Date on and  after the  Amount":  With respect to any Distribution on and, after
Group I  Stepdown  Date  and as  long as a Group I  Trigger  the  Group  II  Stepdown  Date and as long as a Group II
Event is not in effect  (subject  to the  proviso set forth  Trigger  Event is not in effect  (subject to the proviso in Section  3.02(c)  hereof),  the excess of (i) the sum of  set forth in Section 3.02(d) hereof),  the excess of (i)
(A) the Group I Class A Certificate  Principal  Balance and  the  sum  of  (A)  the  Group  II  Class  A  Certificate
(B)  the   Class   MF-1   Certificate   Principal   Balance  Principal  Balance  and (B) the Class  MV-1  Certificate
immediately  prior to such  Distribution Date over (ii) the  Principal    Balance    immediately    prior   to   such
lesser of (A) 82.50% of the aggregate  Scheduled  Principal  Distribution  Date over (ii) the lesser of (A) 76.00% of
Balances of Group I on the  preceding  Due Date and (B) the  the  Scheduled  Principal  Balances  of  Group II on the
excess of (I) the Scheduled  Principal  Balances of Group I  preceding  Due  Date  and  (B)  the  excess  of (I)  the
on the preceding Due Date over (II) $1,289,100.              Scheduled   Principal   Balances  of  Group  II  on  the
                                                             preceding Due Date over (II) $1,256,187.

    "Group I Class  MF-2  Principal  Distribution  Amount":      "Group   II  Class   MV-2   Principal   Distribution
With  respect  to any  Distribution  Date on and  after the  Amount":  With respect to any  Distribution on and after
Group I  Stepdown  Date  and as  long as a Group I  Trigger  the  Group  II  Stepdown  Date and as long as a Group II
Event is not in effect  (subject  to the  proviso set forth  Trigger  Event is not in effect  (subject to the proviso in Section  3.02(c)  hereof),  the excess of (i) the sum of  set forth in Section 3.02(d) hereof),  the excess of (i)
(A) the Group I Class A Certificate  Principal Balance, (B)  the  sum  of  (A)  the  Group  II  Class  A  Certificate
the Class MF-1  Certificate  Principal  Balance and (C) the  Principal  Balance,   (B)  the  Class  MV-1  Certificate
Class MF-2 Certificate  Principal Amount  immediately prior  Principal  Balance  and (C) the Class  MV-2  Certificate
to such  Distribution  Date  over  (ii) the  lesser  of (A)  Principal Amount  immediately prior to such Distribution
91.00% of the  Scheduled  Principal  Balances of Group I on  Date  over  (ii)  the   lesser  of  (A)  89.00%  of  the
the  preceding  Due  Date  and  (B) the  excess  of (I) the  Scheduled   Principal   Balances  of  Group  II  on  the
Scheduled  Principal  Balances  of  Group  I  over  on  the  preceding  Due  Date  and  (B)  the  excess  of (I)  the
preceding Due Date over (II) $1,289,100.                     Scheduled   Principal   Balances  of  Group  II  on  the
                                                             preceding Due Date over (II) $1,256,187.


    "Group I Class  BF-1  Principal  Distribution  Amount":      "Group   II  Class   BV-1   Principal   Distribution
With respect to any  Distribution  on and after the Group I  Amount":  With respect to any  Distribution  Date on and
Stepdown  Date  and as long as a Group I  Trigger  Event is  after the Group II Stepdown  Date and as long as a Group not in effect  (subject to the proviso set forth in Section  II  Trigger  Event  is not  in  effect  (subject  to the
3.02(c)  hereof),  the  excess  of (i)  the  sum of (A) the  proviso  set  forth  in  Section  3.02(d)  hereof),  the
Group I  Class A  Certificate  Principal  Balance,  (B) the  excess  of (i)  the  sum of (A)  the  Group  II  Class A
Class MF-1  Certificate  Principal  Balance,  (C) the Class  Certificate   Principal  Balance,  (B)  the  Class  MV-1
MF-2 Certificate  Principal  Balance and (D) the Class BF-1  Certificate   Principal  Balance,  (C)  the  Class  MV-2
Certificate  Principal  Balance  immediately  prior to such  Certificate  Principal  Balance  and (D) the Class  BV-1
Distribution  Date  over (ii) the  lesser of (A)  96.00% of  Certificate  Principal Balance immediately prior to such
the  Scheduled   Principal  Balances  of  Group  I  on  the  Distribution  Date over (ii) the lesser of (A) 95.00% of preceding  Due Date and (B) the excess of (I) the Scheduled  the  Scheduled  Principal  Balances  of  Group II on the
Principal  Balances  of Group I on the  preceding  Due Date  preceding  Due  Date  and  (B)  the  excess  of (I)  the
over (II) $1,289,100.                                        Scheduled   Principal   Balances  of  Group  II  on  the
                                                             preceding Due Date over (II) $1,256,187.


    "Group I Class  BF-2  Principal  Distribution  Amount":      "Group   II  Class   BV-2   Principal   Distribution
With respect to any  Distribution  on and after the Group I  Amount":  With respect to any  Distribution  Date on and
Stepdown  Date  and as long as a Group I  Trigger  Event is  after the Group II Stepdown  Date and as long as a Group not in effect  (subject to the proviso set forth in Section  II  Trigger  Event  is not  in  effect  (subject  to the
3.02(c)  hereof),  the  excess  of (i)  the  sum of (A) the  proviso  set  forth  in  Section  3.02(d)  hereof),  the
Group I  Class A  Certificate  Principal  Balance,  (B) the  excess  of (i)  the  sum of (A)  the  Group  II  Class A
Class MF-1  Certificate  Principal  Balance,  (C) the Class  Certificate   Principal  Balance,  (B)  the  Class  MV-1
MF-2  Certificate  Principal  Balance  (D) the  Class  BF-1  Certificate   Principal  Balance,  (C)  the  Class  MV-2
Certificate  Principal  Balance  and  (E)  the  Class  BF-2  Certificate   Principal   Balance  (D)  the  Class  BV-1
Certificate  Principal  Balance  immediately  prior to such  Certificate  Principal  Balance  and (E) the Class  BV-2
Distribution  Date  over (ii) the  lesser of (A)  98.00% of  Certificate  Principal Balance immediately prior to such
the  Scheduled   Principal  Balances  of  Group  I  on  the  Distribution  Date over (ii) the lesser of (A) 97.00% of preceding  Due Date and (B) the excess of (I) the Scheduled  the  Scheduled  Principal  Balances  of  Group II on the
Principal  Balances  of Group I on the  preceding  Due Date  preceding  Due  Date  and  (B)  the  excess  of (I)  the
over (II) $1,289,100.                                        Scheduled   Principal   Balances  of  Group  II  on  the
                                                             preceding Due Date over (II) $1,256,187.


    "Group I Class  BF-3  Principal  Distribution  Amount":      "Group   II  Class   BV-3   Principal   Distribution
With  respect  to any  Distribution  Date on and  after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as  long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the  proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the Group I  proviso  set  forth  in  Section  3.02(d)  hereof),  the
Principal  Distribution  Amount  for such day over (ii) the  excess  of  (i)  the  Group  II  Principal  Distribution sum of (A)  the  Group I  Class  A  Principal  Distribution  Amount  for each day over  (ii) the sum of (A) the Group
Amount, (B) the Class MF-1 Principal  Distribution  Amount,  II  Class  A  Principal  Distribution  Amount,  (B)  the
(C) the Class MF-2, Principal  Distribution Amount, (D) the  Class MV-1 Principal  Distribution Amount, (C) the Class
Class  BF-1  Principal  Distribution  Amount,  and  (E) the  MV-2 Principal  Distribution  Amount, (D) the Class BV-1
Class BF-2 Principal Distribution Amount.                    Principal  Distribution  Amount,  and (E) the Class BV-2
                                                             Principal Distribution Amount.

    "Group I Extra  Principal  Distribution  Amount":  With      "Group  II  Extra  Principal  Distribution  Amount":
respect to any Distribution  Date, to the extent of Group I  With respect to any Distribution  Date, to the extent of
Interest Funds pursuant to Section  3.02(a)(v) and Group II  Group II Interest Funds  pursuant to Section  3.02(b)(v)
Interest  Funds  available  for  the  purpose  pursuant  to  and Group I Interest  Funds  available  for the  purpose
Section  3.02(f)(viii)  hereof,  an  amount  equal  to  the  pursuant  to  Section  3.02(e)(viii)  hereof,  an amount excess of (i) all  Realized  Losses with respect to Group I  equal to the  excess  of (i) all  Realizes  Losses  with
(including  any such  losses  for such  date) over (ii) all  respect to Group II (including  any such losses for such
Extra  Principal  Distribution  Amounts  for Group I on the  date)  over  (ii)  all  Extra   Principal   Distribution
preceding Due Date.                                          Amounts for Group II on the preceding Due Date.


    "Group I Interest  Funds":  With respect to Group I and      "Group II  Interest  Funds":  With  respect to Group
any  Master  Servicer   Remittance   Date,  to  the  extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer   Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,   the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled  interest collected during the related Due Period  all scheduled  interest collected during the related Due with respect to Group I less the Group I Servicing  Fee and  Period  with  respect  to  Group  II less  the  Group II the  Group  I  Master  Servicing  Fee,  (ii)  all  Advances  Servicing  Fee and the  Group II Master  Servicing  Fee,
relating  to  interest  with  respect to Group I, (iii) all  (ii) all Advances  relating to interest  with respect to
Month  End  Interest  with  respect  to  Group  I and  (iv)  Group II, (iii) all Month End  Interest  with respect to
Liquidation  Proceeds  with  respect  to  Group  I (to  the  Group II and (iv)  Liquidation  Proceeds with respect to extent such  Liquidation  Proceeds relate to interest) less  Group  II  (to  the  extent  such  Liquidation  Proceeds all  Non-Recoverable  Advances  relating  to  interest  and  relate to interest)  less all  Non-Recoverable  Advances
expenses pursuant to Section 6.03 of the Standard Terms.     relating to interest  and  expenses  pursuant to Section
                                                             6.03 of the Standard Terms.


    "Group I Master  Servicing  Fee":  With respect to each      "Group II Master  Servicing  Fee":  With  respect to
Master  Servicer  Remittance  Date,  an amount  payable (or  each Master Servicer  Remittance Date, an amount payable allocable) to the Master  Servicer  equal to the product of  (or  allocable)  to the  Master  Servicer  equal  to the one-twelfth  of the Group I Master  Servicing  Fee Rate and  product of one-twelfth of the Group II Master  Servicing the  aggregate  Scheduled  Principal  Balance of Group I on  Fee Rate and the aggregate  Scheduled  Principal Balance the  first  day of the Due  Period  preceding  such  Master  of  Group  II  on  the  first  day  of  the  Due  Period
Servicer Remittance Date.                                    preceding such Master Servicer Remittance Date.


    "Group I Master Servicing Fee Rate":  0.05% per annum.       "Group  II Master  Servicing  Fee  Rate":  0.05% per
                                                             annum.


    "Group I Net Rate":  The weighted  average Net Rate for      "Group II Net Rate":  The weighted  average Net Rate
Group I.                                                     for Group II.


    "Group I Principal  Distribution  Amount": With respect      "Group  II  Principal   Distribution  Amount":  With
to any  Distribution  Date,  the  sum of (i)  the  Group  I  respect  to any  Distribution  Date,  the sum of (i) the
Principal  Funds  and  (ii)  the  Group I  Extra  Principal  Group II  Principal  Funds  and (ii) the  Group II Extra
Distribution Amount.                                         Principal Distribution Amount.

    "Group I  Principal  Funds":  With  respect  to Group I      "Group II  Principal  Funds":  With respect to Group
and any  Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer   Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,   the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled  principal  with  respect to Group I collected by  all  scheduled   principal  with  respect  to  Group  II
the Servicers  during the related Due Period or advanced on  collected  by  the  Servicers  during  the  related  Due or  before  such  Master  Servicer  Remittance  Date,  (ii)  Period or advanced  on or before  such  Master  Servicer prepayments  with  respect  to  Group  I  collected  by the  Remittance  Date, (ii) prepayments with respect to Group
Servicers  in the  related  Prepayment  Period,  (iii)  the  II collected by the Servicers in the related  Prepayment
Scheduled  Principal Balance of each Mortgage Loan in Group  Period,  (iii) the Scheduled  Principal  Balance of each
I  repurchased  by the  Depositor,  (iv)  any  Substitution  Mortgage Loan in Group II  repurchased by the Depositor,
Shortfall  with respect to Group I and (v) all  Liquidation  (iv) any  Substitution  Shortfall  with respect to Group
Proceeds  with respect to Group I collected by the Servicer  II and (v) all  Liquidation  Proceeds  with  respect  to
during  the   related   Due  Period  (to  the  extent  such  Group II collected  by the  Servicer  during the related
Liquidation   Proceeds   related  to  principal)  less  all  Due  Period  (to the extent  such  Liquidation  Proceeds
non-recoverable   Advances   relating  to  principal   with  related to principal) less all non-recoverable  Advances
respect  to  Group I  reimbursed  during  the  related  Due  relating  to   principal   with   respect  to  Group  II
Period.                                                      reimbursed during the related Due Period.


    "Group I Servicing  Fee": With respect to each Mortgage      "Group  II  Servicing  Fee":  With  respect  to each
Loan in Group I and each  Remittance  Date,  the product of  Mortgage Loan in Group II and each Remittance  Date, the
(x)   one-twelfth   of  the  Servicing  Fee  Rate  and  (y)  product of (x)  one-twelfth  of the  Servicing  Fee Rate aggregate  Scheduled  Principal  Balance  of such  Mortgage  and (y) aggregate  Scheduled  Principal  Balance of such
Loan as of the  opening of business on the first day of the  Mortgage  Loan  as of the  opening  of  business  on the
Due Period preceding such Remittance Date.                   first day of the Due Period  preceding  such  Remittance
                                                             Date.


    "Group I  Servicing  Fee  Rate":  With  respect to each      "Group II Servicing Fee Rate":  With respect to each
Mortgage  Loan in Group I, the fixed per annum rate payable  Mortgage  Loan in Group II,  the  fixed  per annum  rate to  the  Servicer  as  set  out  on  Schedule  IA  to  this  payable to the  Servicer  as set out on  Schedule  IB to
Agreement.                                                   this Agreement.


    "Group I Stepdown  Date":  With respect to Group I, the      "Group II Stepdown Date":  With respect to Group II,
earlier  to  occur  of (i) the  later  to  occur of (A) the  the  earlier  to occur of (i) the  later to occur of (A)
Distribution   Date  in  March   2002  and  (B)  the  first  the  Distribution  Date in March  2002 and (B) the first
Distribution  Date on which the Group I Class A Certificate  Distribution   Date  on  which  the  Group  II  Class  A
Principal  Balance  immediately  prior to such Distribution  Certificate  Principal Balance immediately prior to such
Date   (less   the  Group  I   Principal   Funds  for  such  Distribution  Date  (less the Group II  Principal  Funds
Distribution  Date) is less  than or equal to 71.00% of the  for such  Distribution  Date)  is less  than or equal to
Scheduled  Principal  Balances  of  Group  I and  (ii)  the  59.50% of the Scheduled  Principal  Balances of Group II
Distribution  Date on which the Group I Class A Certificate  and (ii) the  Distribution  Date on which  the  Group II
Principal Balance has been reduced to zero.                  Class A Certificate  Principal  Balance has been reduced
                                                             to zero.


    "Group I  Subordinated  Certificates":  The Class MF-1,      "Group  II  Subordinated  Certificates":  The  Class
Class  MF-2,   Class  BF-1,   Class  BF-2  and  Class  BF-3  MV-1,  Class MV-2, Class BV-1, Class BV-2 and Class BV-3
Certificates.                                                Certificates.


    "Group I Subordinated  Trigger Event":  With respect to       "Group  II  Subordinated   Trigger   Event":   With
Group I, any  Distribution  Date after the Group I Stepdown  respect  to Group II,  any  Distribution  Date after the
Date on which:                                               Group II Stepdown Date on which:

         (a) Realized  Losses  since the Cut-Off  Date with       (a) Realized  Losses since the Cut-Off Date with
respect to the Mortgage  Loans in Group I as a percentage    respect to the  Mortgage  Loans in Group II as a
of the initial  Scheduled Principal  Balance of Group I      percentage  of the  initial  Scheduled  Principal
exceed the  percentage  set out below with respect to such   Balance of Group II exceed the percentage  set out below
Distribution  Date:                                          with   respect to such Distribution Date:

Distribution Date (inclusive)                                Distribution Date (inclusive)

April 2001 - March 2002             1.50%                    April 2001 - March 2002             2.00%
April 2002 - March 2003             2.50                     April 2002 - March 2003             3.40
April 2003 - March 2004             3.10                     April 2003 - March 2004             4.30
April 2004 - March 2005             3.50                     April 2004 - March 2005             4.80
April 2005 - March 2006             3.80                     April 2005 - March 2006             5.20
April 2006 and thereafter           4.00                     April 2006 and thereafter           5.50
and                                                          and

         (b) the Scheduled  Principal Balance of the              (b) the Scheduled Principal Balance of the Mortgage
Mortgage Loans in Group I that, as of such Distribution      Loans in Group II that, as of such Distribution Date,
Date, are 60 or more days Delinquent as a percentage  of     are 60 or more days Delinquent as a percentage of the
the Scheduled Principal Balance of the Mortgage Loans in     Scheduled Principal  Balance  of the Mortgage  Loans  in
Group I exceeds  the  percentage  set out below  with        Group  II  exceeds  the  percentage  set out below with
respect to  such Distribution Date:                          respect to such Distribution Date:

Distribution Date (inclusive)                                Distribution Date (inclusive)

April 2001 - March 2002             4.00%                    April 2001 - March 2002             6.00%
April 2002 - March 2003             4.00                     April 2002 - March 2003             6.00
April 2003 - March 2004             6.50                     April 2003 - March 2004             9.00
April 2004 - March 2005             6.50                     April 2004 - March 2005             9.00
April 2005 - March 2006             8.00                     April 2005 - March 2006             12.00
April 2006 and thereafter           8.00                     April 2006 and thereafter           12.00

    "Group I Trigger  Event":  With  respect to Group I and      "Group II Trigger  Event":  With respect to Group II
any  Distribution  Date after the Group I Stepdown  Date, a  and any  Distribution  Date after the Group II  Stepdown
Group I Trigger  Event  exists if two times the quotient of  Date,  a Group II Trigger  Event exists if 2.5 times the
(i)  the  Scheduled  Principal  Balances  of all 60 or more  quotient of (i) the Scheduled  Principal Balances of all days  Delinquent  Mortgage  Loans  in  Group I and (ii) the  60 or more days  Delinquent  Mortgage  Loans in Group II
Scheduled   Principal   Balances  of  Group  I  as  of  the  and (ii) the  Scheduled  Principal  Balances of Group II
preceding   Master  Servicer   Remittance  Date  equals  or  as of the  preceding  Master  Servicer  Remittance  Date
exceeds 29.00%.                                              equals or exceeds 40.50%.




        "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the aggregate Scheduled Principal Balances on the Closing Date.

        "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Interest Determination Date": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates February 23, 1999, and with respect to any subsequent Accrual Period for the Class AF-1 Certificates and the Group II Certificates, the second London Business Day preceding such Accrual Period.

        "Interest Fund": The Fund created and maintained by the Trustee pursuant to Section 4.03.

        "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

        "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

        "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

        "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

        "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

        "Meritech": Meritech Mortgage Services, Inc., a Texas corporation.

        "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

         "Mortgage Loan Group":  Either Group I or Group II.

         "Mortgage Loans":  The mortgage loans listed on Schedule I.

        "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

        "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

         (i)      If to the Depositor:

                           Saxon Asset Securities Company
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (ii)     If to the Master Servicer:

                           Saxon Mortgage, Inc.
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (iii) If to the Trustee:

                           Chase Bank of Texas, National Association
                           600 Travis, 10th Floor
                           Houston, Texas  77002

         "One Month LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time), on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

        "Paying Agent": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

        "Private Certificate": Any of the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R Certificates.

        "Private Subordinated Certificate": Any of the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R Certificates.

        "Public Subordinated Certificate": Any of the Class MF-1, Class MF-2, Class BF-1, Class MV-1, Class MV-2 and Class BV-1 Certificates.

        "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

        "Reference Banks" Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

        "Regular Certificates": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

        "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

        "Sales Agreement": The Sales Agreement dated February 18, 1999, between the Depositor and SMI regarding the sale of the Mortgage Loans.

        "Servicer": Meritech and its permitted successors and assigns.

        "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

        "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

         "State":  New York.

         "Subaccount Definitions":

                  "Balance": With respect to each Subaccount, on any Distribution Date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

        "Subaccounts": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.



         Group I:

  "AF-1  Balance" : The  Balance of the    "AF-2  Balance"  : The  Balance  of    "AF-3  Balance"  : The  Balance  of
Subaccount AF-1.                         Subaccount AF-2.                       Subaccount AF-3.

  "AF-1 Monthly Interest Amount":  With    "AF-2  Monthly  Interest   Amount":    "AF-3  Monthly  Interest   Amount":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on the AF-1  Balance  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
during  the  Accrual   Period  for  the  AF-2   Balance   during  the  Accrual  AF-3   Balance   during  the  Accrual
Class   AF-1   Certificates   for  that  Period    for    the    Class    AF-2  Period    for    the    Class    AF-3
Distribution  Date  at the  Group I Net  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Rate.                                    Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-1": The Subaccount by    "Subaccount  AF-2":  The Subaccount    "Subaccount  AF-3":  The Subaccount
that name  created  pursuant to Section  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
5.03(a)(i) hereof.                       Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "AF-4  Balance" : The  Balance of the    "AF-5  Balance"  : The  Balance  of    "AF-6  Balance"  : The  Balance  of
Subaccount AF-4.                         Subaccount AF-5.                       Subaccount AF-6.

  "AF-4 Monthly Interest Amount":  With    "AF-5  Monthly  Interest   Amount":    "AF-6  Monthly  Interest   Amount":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on the AF-4  Balance  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
during  the  Accrual   Period  for  the  AF-5   Balance   during  the  Accrual  AF-6   Balance   during  the  Accrual
Class   AF-4   Certificates   for  that  Period    for    the    Class    AF-5  Period    for    the    Class    AF-6
Distribution  Date  at the  Group I Net  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Rate.                                    Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-4": The Subaccount by    "Subaccount  AF-5":  The Subaccount    "Subaccount  AF-6":  The Subaccount
that name  created  pursuant to Section  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
5.03(a)(i) hereof.                       Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "MF-1   Balance"  :  The  Balance  of    "MF-2  Balance"  : The  Balance  of    "BF-1  Balance"  : The  Balance  of
Subaccount MF-1.                         Subaccount MF-2.                       Subaccount BF-1.

  "MF-1 Monthly Interest Amount":  With    "MF-2  Monthly  Interest   Amount":    "BF-1  Monthly  Interest   Amount":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on the MF-1  Balance  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
during  the  Accrual   Period  for  the  MF-2   Balance   during  the  Accrual  BF-1   Balance   during  the  Accrual
Class   MF-1   Certificates   for  that  Period    for    the    Class    MF-2  Period    for    the    Class    BF-1
Distribution  Date  at the  Group I Net  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Rate.                                    Date at the Group I Net Rate.          Date at the  Group I Net Rate.






  "Subaccount  MF-1": The Subaccount by    "Subaccount  MF-2":  The Subaccount    "Subaccount  BF-1":  The Subaccount
that name  created  pursuant to Section  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
5.03(a)(i) hereof.                       Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "BF-2   Balance"  :  The  Balance  of    "BF-3  Balance"  : The  Balance  of
Subaccount BF-2.                         Subaccount BF-3.

  "BF-2 Monthly Interest Amount":  With    "BF-3  Monthly  Interest   Amount":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution
interest  accrued  on the BF-2  Balance  Date,  the  interest  accrued  on the
during  the  Accrual   Period  for  the  BF-3   Balance   during  the  Accrual
Class   BF-2   Certificates   for  that  Period    for    the    Class    BF-3
Distribution  Date  at the  Group I Net  Certificates  for  that  Distribution
Rate.                                    Date at the  Group I Net Rate.

  "Subaccount  BF-2": The Subaccount by    "Subaccount  BF-3":  The Subaccount
that name  created  pursuant to Section  by  that  name  created  pursuant  to
5.03(a)(i) hereof.                       Section 5.03(a)(i) hereof.




         Group II:

    "AV-1 Balance" : The Balance of the Subaccount AV-1.         "MV-1 Balance" : The Balance of Subaccount MV-1.


    "AV-1  Monthly  Interest  Amount":  With respect to any      "MV-1 Monthly Interest Amount":  With respect to any
Distribution   Date,  the  interest  accrued  on  the  AV-1  Distribution  Date,  the  interest  accrued  on the MV-1
Balance  during  the  Accrual  Period  for the  Class  AV-1  Balance  during  the  Accrual  Period for the Class MV-1
Certificates  for that  Distribution  Date at the  Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                    Net Rate.


    "Subaccount   AV-1":   The   Subaccount  by  that  name      "Subaccount  MV-1":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.               created pursuant to Section 5.03(a)(i) hereof.


    "MV-2 Balance" : The Balance of Subaccount MV-2.             "BV-1 Balance":  The Balance of Subaccount BV-1.


    "MV-2 Monthly  Interest  Amounts":  With respect to any      "BV-1  Monthly  Interest  Amount":  With  respect to
Distribution   Date,  the  interest  accrued  on  the  MV-2  any Distribution  Date, the interest accrued on the BV-1
Balance  during  the  Accrual  Period  for the  Class  MV-2  Balance  during  the  Accrual  Period for the Class BV-1
Certificates  for that  Distribution  Date at the  Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                    Net Rate.


    "Subaccount   MV-2":   The   Subaccount  by  that  name      "Subaccount  BV-1":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.               created pursuant to Section 5.03(a)(i) hereof.


    "BV-2 Balance":  The Balance of Subaccount BV-2.             "BV-3 Balance":  The Balance of Subaccount BV-3.

    "BV-2  Monthly  Interest  Amount":  With respect to any      "BV-3  Monthly  Interest  Amount":  With  respect to
Distribution  Date, the interest accrued on the BV-2         any Distribution  Date, the interest accrued on the BV-3
Balance  during the Accrual  Period for the Class BV-2       Balance during the Accrual Period for the Class BV-3
Certificates for that Distribution Date at the Group II      Certificates for that Distribution Date at the
Net Rate.                                                    Group II Net Rate.

    "Subaccount   BV-2":   The   Subaccount  by  that  name      "Subaccount  BV-3":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.               created pursuant to Section 5.03(a)(i) hereof.


        "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

         "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Trust Estate":  As defined in Section 2.01 hereof.

        "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

        "Trustee Fee": The fee payable monthly to the Trustee by the Master Servicer.

        "Underwriters":   Prudential  Securities  Incorporated,  Merrill  Lynch,
Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities, LLC, First Chicago Capital Markets, Inc., and Chase Securities, Inc.

        "Underwriting Agreement": The Underwriting Agreement dated February 18, 1999, between the Depositor and SMI and the Underwriters.

                                   Article II
                Formation of Trust; Conveyance of Mortgage Loans

      Section 2.01. Conveyance of Mortgage Loans

        To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

        The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

        By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

                                  Article III
                        Remitting to Certificateholders

      Section 3.01.  Subaccount Distributions.

      On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

(a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1, BF-2 and BF-3, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1, BF-2 and BF-3
            Monthly Interest Amounts;

(b) from the Group II Interest Funds to Subaccounts AV-1, MV-1, MV-2, BV-1, BV-2 and BV-3, pro rata, the AV-1, MV-1, MV-2, BV-1, BV-2 and BV-3 Monthly Interest Amounts;

(c) from the Group I Principal Funds:

     (A) to Subaccount AF-1 until the AF-1 Balance is reduced to zero;

     (B) to Subaccount AF-2 until the AF-2 Balance is reduced to zero;

     (C) to Subaccount AF-3 until the AF-3 Balance is reduced to zero;

     (D) to Subaccount AF-4 until the AF-4 Balance is reduced to zero;

     (E) to Subaccount AF-5 until the AF-5 Balance is reduced to zero;

     (F) to Subaccount AF-6 until the AF-6 Balance is reduced to zero;

     (G) to Subaccount MF-1 until the MF-1 Balance is reduced to zero;

     (H) to Subaccount MF-2 until the MF-2 Balance is reduced to zero;

     (I) to Subaccount BF-1 until the BF-1 Balance is reduced to zero;

     (J) to Subaccount BF-2 until the BF-2 Balance is reduced to zero; and

     (K) to Subaccount BF-3 until the BF-3 Balance is reduced to zero;

            provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

(d) from the Group II Principal Funds:



     (A) to Subaccount AV-1 until the AV-1 Balance is reduced to zero;

     (B) to Subaccount MV-1 until the MV-1 Balance is reduced to zero;

     (C) to Subaccount MV-2 until the MV-2 Balance is reduced to zero;

     (D) to Subaccount BV-1 until the BV-1 Balance is reduced to zero;

     (E) to Subaccount BV-2 until the BV-2 Balance is reduced to zero; and

     (F) to Subaccount BV-3 until the BV-3 Balance is reduced to zero;

            provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

      Section 3.02.  Certificate Distributions.

      (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

     (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

     (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

     (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

     (iv) to the Class BF-1 Certificates, the Class BF-1 Current Interest;

     (v) to the Class BF-2 Certificates, the Class BF-2 Current Interest;

     (vi) to the Class BF-3 Certificates, the Class BF-3 Current Interest; and

     (vii) any remainder pursuant to Section 3.02(e) hereof.

      (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

     (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

     (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

     (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

     (iv) to the Class BV-1 Certificates, the Class BV-1 Current Interest;

     (v) to the Class BV-2 Certificates, the Class BV-2 Current Interest;

     (vi) to the Class BV-3 Certificates, the Class BV-3 Current Interest; and

     (vii) any remainder pursuant to Section 3.02(f) hereof.

      (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

      (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

     (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     (iii)to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     (v) if a Group I Subordinated Trigger Event exists, to the Class BF-1, Class MF-2, Class MF-1 and Group I Class A Certificates, in that order, the remainder of the Group I Principal Funds; provided however, that any such amounts distributable to the Group I Class A Certificates shall be distributable pro rata;

     (vi) to the Class BF-2 Certificates, the Group I Class BF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (so long as a Subordinated Group I Trigger Event does not exist on such Distribution Date);

     (vii)to the Class BF-3 Certificates, the Group I Class BF-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (so long as a Subordinated Group I Trigger Event does not exist on such Distribution Date); and

     (viii)to the Class R Certificates;

provided, however, that, if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount, (d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount and (e) after the Certificate Principal Balance of the Class BF-2 Certificates has been reduced to zero, the Class BF-3 Principal Distribution Amount shall equal the Group I Principal Distribution Amount;

      (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

     (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount;

     (ii) to the  Class  MV-1  Certificates,  the  Group  II
          Class  MV-1  Principal Distribution Amount, until the
          Certificate Principal Balance thereof has been reduced to zero;

     (iii)to the  Class  MV-2  Certificates,  the  Group  II
          Class  MV-2  Principal Distribution Amount, until the
          Certificate Principal Balance thereof has been reduced to zero;

     (iv) to the  Class  BV-1  Certificates,  the  Group  II
          Class  BV-1  Principal Distribution Amount, until the
          Certificate Principal Balance thereof has been reduced to zero;

     (v)  if a Group II Subordinated  Trigger Event exists, to
          the Class BV-1,   Class   MV-2,   Class   MV-1  and
          Group II Class A Certificates, in that order, the remainder of the Group II Principal Funds;

     (vi) to the Class BV-2 Certificates, the Group II Class BV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (so long as a Group II Subordinated Trigger Event does not exist on such Distribution
          Date);

     (vii)to the  Class  BV-3  Certificates,  the  Group II
          Class BV-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been
          reduced to zero (so long as a Group II   Subordinated
          Trigger  Event  does  not  exist  on  such Distribution
          Date); and

     (viii)to the Class R Certificates;

provided, however, that, if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (e) after the Certificate Principal Balance of the Class BV-2 Certificates has been reduced to zero, the Class BV-3 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

      (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vii) of this Section 3.02(e), Section 3.02(f)(vii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

     (i)  the Group I Extra Principal Distribution Amount;

     (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

     (iii)to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

     (iv) to the Class BF-1 Certificates, the Class BF-1 Interest Carry Forward Amount;

     (v) to the Class BF-2 Certificates, the Class BF-2 Interest Carry Forward Amount;

     (vi) to the Class BF-3 Certificates, the Class BF-3 Interest Carry Forward Amount;

     (vii)to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof; and

     (viii) the remainder pursuant to Section 3.02(g) hereof.

      (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vi) of this Section 3.02(f), Section 3.02(e)(viii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

(i)   the Group II Extra Principal Distribution Amount;

(ii)  to the Class MV-1  Certificates,  the Class MV-1  Interest  Carry Forward
      Amount;

(iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

(iv)  to the Class BV-1  Certificates,  the Class BV-1  Interest  Carry Forward
      Amount;

(v)   to the Class BV-2  Certificates,  the Class BV-2  Interest  Carry Forward
      Amount;

(vi)  to the Class BV-3  Certificates,  the Class BV-3  Interest  Carry Forward
      Amount;

(vii) to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(e) hereof;

(viii) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

(ix) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

(x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

(xi) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

(xii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-2 Certificates, the Class BV-2 Certificates Carryover;

(xiii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-3 Certificates, the Class BV-3 Certificates Carryover; and

(xiv) the remainder pursuant to Section 3.02(g) hereof.

      (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(viii) and (f)(xiv) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

(i)   to  the  Class  C  Certificates,  the  Class  C  Distribution
Amount; and

(ii) to the Class R Certificates, the remainder.

(h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

(i)    to  the  Class   BF-3   Certificates   until  the  Class  BF-3
       Certificate Principal Balance is reduced to zero;

(ii)   to  the  Class   BF-2   Certificates   until  the  Class  BF-2
       Certificate Principal Balance is reduced to zero;

(iii)  to  the  Class   BF-1   Certificates   until  the  Class  BF-1
       Certificate Principal Balance is reduced to zero;

(iv)   to  the  Class   MF-2   Certificates   until  the  Class  MF-2
       Certificate Principal Balance is reduced to zero; and

(v)    to  the  Class   MF-1   Certificates   until  the  Class  MF-1
       Certificate Principal Balance is reduced to zero.



(i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

(i)    to  the  Class   BV-3   Certificates   until  the  Class  BV-3
       Certificate Principal Balance is reduced to zero;

(ii)   to  the  Class   BV-2   Certificates   until  the  Class  BV-2
       Certificate Principal Balance is reduced to zero;

(iii)  to  the  Class   BV-1   Certificates   until  the  Class  BV-1
       Certificate Principal Balance is reduced to zero;

(iv)   to  the  Class   MV-2   Certificates   until  the  Class  MV-2
       Certificate Principal Balance is reduced to zero; and

(v)    to  the  Class   MV-1   Certificates   until  the  Class  MV-1
       Certificate Principal Balance is reduced to zero.

(j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

(i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

(ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

(iii) to the Class BF-2 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount;

(iv) to the Class BF-2 Certificates in an amount up to the Class BF-2 Unpaid Realized Loss Amount; and

(v) to the Class BF-3 Certificates in an amount up to the Class BFl-3 Unpaid Realized Loss Amount.

(k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

(i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

(ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

(iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount;

(iv) to the Class BV-2 Certificates in an amount up to the Class BV-2 Unpaid Realized Loss Amount; and

(v) to the Class BV-3 Certificates in an amount up to the Class BV-3 Unpaid Realized Loss Amount.

      Section 3.03.  Reports to the Depositor:

      On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

            (a) the  aggregate  amount  then on  deposit  in the Asset  Proceeds
      Account  and  the  source  thereof  (identified  as  interest,   scheduled
      principal or unscheduled principal);

            (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

            (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

            (d) whether a Group I or Group II Trigger Event [or a Group I or Group II Subordinated Trigger Event] has occurred.

      Section 3.04.  Reports by Master Servicer.

      (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

(i)   with respect to each Class of  Certificates  (other than Class C and Class
      R) (based on a Certificate in the original principal amount of $1,000):

(a)   the amount of the distributions on such Distribution Date;

(b)   the amount of such distribution allocable to interest;

(c)   the  amount of such  distributions  allocable  to  principal,  separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Unpaid Realized Loss Amount at, such Distribution Date;

(d) the principal balance after giving effect to any distribution allocable to principal; and

(e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3 Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates Carryover ;



(ii) the Group I Net Rate and the Group II Net Rate;

(iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

(iv) the largest Mortgage Loan balance outstanding in each Group;

(v) the Servicing Fees and Master Servicing Fees allocable to each Group;

(vi) One-Month LIBOR on the most recent Interest Determination Date; and

(vii) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies.

      (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:
            (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

            (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

            (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

            (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

            (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

            (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

      (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

      (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing February 1, 1999) pursuant to Section 5.05 of the Standard Terms.

                                  Article IV
                               The Certificates

      Section 4.01.  The Certificates.

      The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1999-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $509,056,000, except for Certificates executed and delivered upon registration  of  transfer  of,  or in  exchange  for,  or  in  lieu  of,  other
Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                       Initial
                     Certificate
      Class       Principal Balance

      AF-1         $80,000,000
      AF-2         $38,000,000
      AF-3         $35,000,000
      AF-4          $28,000,000
      AF-5         $17,389,000
      AF-6         $22,043,000
      MF-1         $14,825,000
      MF-2         $10,958,000
      BF-1          $6,446,000
      BF-2          $2,579,000
      BF-3          $2,579,000
      AV-1        $200,358,000
      MV-1         $20,728,000
      MV-2         $16,331,000
      BV-1          $7,538,000
      BV-2          $2,513,000
      BV-3          $3,769,000
        C                (1)
        R                (2)
---------------------

(1) The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(2) The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

      Section 4.02.  Denominations.

      The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.


                                   Article V
                           Miscellaneous Provisions

      Section 5.01.  Request for Opinions.

      (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe llp, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee, any Rating Agency or their respective counsels.

      (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

      Section 5.02.  Form of  Certificates;  Schedules and Exhibits;  Governing
Law.

      (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

      (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

      (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

      (d) Notwithstanding Section 5.05(a) of the Standard Terms, the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

      Section 5.03.  REMIC Administration.

      (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                   Type of
 Pooling Interest      Initial     Pass-Through   Interest
    Designation       Subaccount       Rate     For Purposes
                       Balance                       of
                                                    REMIC
                                                 Provisions
      Group I
Subaccount AF-1      $80,000,000       (1)         Regular
Subaccount AF-2      $38,000,000       (1)         Regular
Subaccount AF-3      $35,000,000       (1)         Regular
Subaccount AF-4      $28,000,000       (1)         Regular
Subaccount AF-5      $17,389,000       (1)         Regular
Subaccount AF-6      $22,043,000       (1)         Regular
Subaccount MF-1      $14,825,000       (1)         Regular
Subaccount MF-2      $10,958,000       (1)         Regular
Subaccount BF-1       $6,446,000       (1)         Regular
Subaccount BF-2       $2,579,000       (1)         Regular
Subaccount BF-3       $2,579,000       (1)         Regular
     Group II
Subaccount AV-1     $200,358,000       (2)         Regular
Subaccount MV-1      $20,728,000       (2)         Regular
Subaccount MV-2      $16,331,000       (2)         Regular
Subaccount BV-1       $7,538,000       (2)         Regular
Subaccount BV-2       $2,513,000       (2)         Regular
Subaccount BV-3       $3,769,000       (2)         Regular

Subaccount R             (3)           (3)        Residual

         (1) On any Distribution Date, the Group I Net Rate.

         (2) On any Distribution Date, the Group II Net Rate.

         (3) Subaccount R is not issued with a Balance or a Pass-Through Rate.

            (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated  interests  and shall  constitute  assets of the  Issuing
      REMIC.

            (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

            (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

      (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

            (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

            (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

      (c)   General.

            (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

            (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

      (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is March 25, 2032.

      Section 5.04.  Optional Termination.

      (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

      (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC, a plan of complete liquidation as contemplated by
Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

      (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

      Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent

      (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

      (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

      IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of February 1, 1999.



                              SAXON ASSET SECURITIES COMPANY


                              By:   ____________________________________
                                       Bradley D. Adams, Vice President




                              SAXON MORTGAGE, INC.

                                   as Master Servicer





                              By:   __________________________________________

                                  Michael L. Sawyer, President





                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                     as Trustee





                              By:   _________________________________

                                   Lila R. Garlin, Vice President

COMMONWEALTH OF VIRGINIA      )

                               ) ss.:

COUNTY OF HENRICO              )



      The foregoing instrument was acknowledged before me February __, 1999, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.



                               -------------------------------------------

                               Notary Public



My Commission expires:

COMMONWEALTH OF VIRGINIA         )

                                 ) ss.:

COUNTY OF HENRICO                )



         The foregoing instrument was acknowledged before me on February __, 1999, by Michael L. Sawyer, President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.



                                 -----------------------------------

                                 Notary Public



My Commission expires:

CITY OF RICHMOND                 )

                                 ) ss.:

COMMONWEALTH OF VIRGINIA         )



         The foregoing instrument was acknowledged before me February __, 1999, by Lila R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.







                                 ------------------------------------

                                 Notary Public



My Commission expires:

                                  Schedule I

                                Mortgage Loans





       A.    Group I Mortgage Loans.

       B.    Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement

                                 Schedule III

           Mortgage Loans for which first payment to the Trust will

                            be after March 1, 1999